UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2007

WYNN RESORTS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 770-7555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Credit Agreement

On October 31, 2007, Wynn Las Vegas, LLC (“Wynn Las Vegas”), a wholly owned subsidiary of Wynn Resorts, Limited (“WRL”), entered into the second amendment (the “Credit Agreement Amendment”) of its amended and restated credit agreement dated as of August 15, 2006 (the “Original Credit Agreement”, and, as amended by the Credit Agreement Amendment, the “Amended Credit Agreement”) among Wynn Las Vegas, Deutsche Bank Trust Company Americas, as administrative agent, issuing lender and swing line lender, Deutsche Bank Securities Inc., as lead arranger and joint book-running manager, Banc of America Securities LLC, as lead arranger and joint book-running manager, Bank of America, N.A., as syndication agent, Bear, Stearns & Co. Inc., as arranger and joint book-running manager, Bear Stearns Corporate Lending Inc., as joint documentation agent, SG Americas Securities, LLC, as arranger and joint book-running manager, Société Générale, as joint documentation agent, J.P. Morgan Securities Inc., as arranger and joint-book-running manager, JPMorgan Chase Bank, N.A., as joint documentation agent, Bank of Scotland, as managing agent, HSH Nordbank AG, as managing agent, The Royal Bank of Scotland PLC, as managing agent, Wachovia Bank, as managing agent, and the several banks and other financial institutions or entities from time to time parties thereto as lenders. The Credit Agreement Amendment, among other things, permits the issuance of up to an additional $500 million of 6-5/8% first mortgage notes due 2014, subject to the satisfaction or waiver of certain conditions and, among other things, amended certain provisions relating to the insurance coverages Wynn Las Vegas is required to maintain.

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by the full text of the Credit Agreement Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The lenders and agents under the Amended Credit Agreement and certain of their affiliates have performed investment banking, commercial lending and advisory services for WRL and its affiliates, from time to time, for which they have received customary fees and expenses. These parties may, from time to time, engage in transactions with, and perform services for, WRL and its affiliates in the ordinary course of their business.

Disbursement Agreement Amendment

On October 31, 2007, in connection with the Credit Agreement Amendment, Wynn Las Vegas entered into an amendment (the “Disbursement Agreement Amendment”) of the Amended and Restated Disbursement Agreement with Deutsche Bank Trust Company Americas, as the bank agent and Deutsche Bank Trust Company Americas, as the disbursement agent which, among other things, amended certain provisions relating to the insurance coverages Wynn Las Vegas is required to maintain.

The foregoing description of the Disbursement Agreement Amendment is qualified in its entirety by the full text of the Disbursement Agreement Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description

10.1	Second Amendment to Amended and Restated Credit Agreement dated October 31, 2007 among Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp., Wynn Show Performers, LLC, Wynn Golf, LLC, Wynn Sunrise, LLC, World Travel, LLC, Kevyn, LLC, Las Vegas Jet, LLC, Wynn Resorts Holdings, LLC, Wynn Completion Guarantors, LLC and Deutsche Bank Trust Company Americas, as Administrative Agent on behalf of the several banks and other financial institutions or entities from time to time party to Wynn Las Vegas LLC’s Amended and Restated Credit Agreement, dated as of August 15, 2006

10.2	First Amendment to Amended and Restated Master Disbursement Agreement, dated as of October 31, 2007, by and among Wynn Las Vegas, LLC, Deutsche Bank Trust Company Americas, as the initial Bank Agent, and Deutsche Bank Trust Company America, as the initial Disbursement Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2007

WYNN RESORTS, LIMITED

By:	/s/ John Strzemp
John Strzemp Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2007

WYNN LAS VEGAS, LLC

By:	Wynn Resorts Holdings, LLC, its sole member

By:	Wynn Resorts, Limited, its sole member

By:	/s/ John Strzemp
John Strzemp Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Amended and Restated Credit Agreement dated October 31, 2007 among Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp., Wynn Show Performers, LLC, Wynn Golf, LLC, Wynn Sunrise, LLC, World Travel, LLC, Kevyn, LLC, Las Vegas Jet, LLC, and Deutsche Bank Trust Company Americas, as Administrative Agent on behalf of the several banks and other financial institutions or entities from time to time party to Wynn Las Vegas LLC’s Amended and Restated Credit Agreement, dated as of August 15, 2006

10.2	First Amendment to Amended and Restated Master Disbursement Agreement, dated as of October 31, 2007, by and among Wynn Las Vegas, LLC, Deutsche Bank Trust Company Americas, as the initial Bank Agent, and Deutsche Bank Trust Company America, as the initial Disbursement Agent